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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------

                                    FORM 8-K

                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 26, 2008


                        PARADIGM MEDICAL INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in this Charter)


            Delaware                 0-28498               87-0459536
 ----------------------------      ------------        -------------------
 (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)


   2355 South 1070 West, Salt Lake City, Utah                 84119
   ------------------------------------------          -------------------
    (Address of principal executive offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (801) 977-8970
                                                           --------------


                                 Does Not Apply
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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SECTION 4   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT

      On December 17, 2007, Paradigm Medical Industries, Inc. (the "Company") received a letter from the Securities and Exchange Commission (the "Commission") stating that the staff had reviewed the financial statements and related documents in the Company's Form 10-KSB for the fiscal year ending December 31, 2006. As a result of its review, the staff had several comments on the disclosures in the financial statements of the December 31, 2006 Form 10-KSB. The letter additionally stated that in future filings the Company's Form 10-KSB should be revised in response to the comments.

      On March 14, 2008, the Company filed a letter by Edgar with the Commission responding to the December 17, 2007 comment letter from the Commission. After reviewing the Company's response to the December 17, 2007 comment letter, the Commission staff arranged for a telephone conference with the Company's executive officers on March 26, 2008 to discuss the Company's March 14, 2008 letter. The staff expressed its view during the telephone conference that the $5,139,010 in convertible notes the Company issued to investors during the period from April 27, 2005 to December 24, 2007 to obtain funding for the Company's ongoing operations contained embedded derivatives. As a consequence, in disclosing these convertible notes in the financial statements of the Company's Form 10-KSB for the fiscal year ending December 31, 2006, the Company did not correctly follow the disclosure requirements of Statement of Financial Accounting Standards No. 133 ("SFAS 133") ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which was issued by the Financial Accounting Standards Board. The staff requested that in order to comply with the disclosure requirements of SFAS 133, the Company would need to value the convertible notes in the financial statements of its Form-KSB using the Monte Carlo simulation model (or Lattice model).

      On April 17, 2008 the Company's executive officers had another telephone conference with the Commission staff to discuss further issues concerning compliance with SFAS 133 by valuing the convertible notes in the financial statements using the Monte Carlo simulation model. The Company was advised during the conference by the Commission staff that it would not be required to amend its Form 10-KSB for the fiscal year ended December 31, 2006 but the Form 10-KSB for the fiscal year ended December 31, 2007 must include revised financial information and disclosures for fiscal 2006 as a result of valuing the convertible notes using the Monte Carlo simulation model.

      On April 24, 2008, the Company entered into an agreement with Monarch Bay Management Company to value the Company's convertible notes pursuant to SFAS-133 using the Monte Carlo simulation model. Monarch Bay completed its valuation work on the convertible notes on May 5, 2008. The Company paid a total of $32,000 for Monarch Bay's valuation report.


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      As a result of using the Monte Carlo simulation model to value the convertible notes in the financial statements, certain amounts that were recorded in the financial statements for the fiscal year ended December 31, 2006 were incorrect. In the Statement of Operations for the twelve months ended December 31, 2006, the net loss was overstated by $618,000. It should have been reported as a net loss of $1,198,000 rather than a net loss of $1,816,000 as previously reported. This difference in the net loss was primarily the result of recognizing in the previously reported financial statements an expense of $1,207,000 in other expenses rather than an expense of $207,000 and not recognizing in the previously reported financials an expense of $952,000 for interest expense-accetion of debt discount, which was partially offset by a $570,000 gain on derivative valuation. In the Balance Sheet as of December 31, 2006, total long-term liabilities were overstated by $1,122,000. They should have been reported as $1,533,000 rather than $2,655,000 as previously reported. This difference in total long-term liabilities was primarily the result of recognizing in the previously reported financial statements a $1,288,000 decrease in convertible notes payable, net of discount.

      Certain amounts in the financial statements for the fiscal year ended December 31, 2005 were also incorrect as a result of valuing the convertible notes using the Monte Carlo simulation model. In the Statement of Operations for the twelve months ended December 31, 2005, the net loss was overstated by $4,004,000. It should have been reported as a net loss of $1,385,000 rather than a net loss of $5,389,000 as previously reported. The difference in the net loss was primarily the result of recognizing in the previously reported financial statements an expense of $2,870,000 in other expenses rather than an expense of $370,000 and not recognizing in the previously reported financials a $3,974,000 gain in derivative valuation, which was partially offset by a $1,669,000 expense in initial fair value of derivative and warrant. In the Balance Sheet as of December 31, 2005, total long-term liabilities were overstated by $1,504,000. They should have been reported as $534,000 rather than $2,038,000 as previously reported. This difference in total long-term liabilities was primarily the result of recognizing in the previously reported financial statements a $1,669,000 decrease in convertible notes payable, net of discount.

      The Company expects to file a Form 10-KSB for the fiscal year ended December 31, 2007, which will include revised financial information and disclosures for fiscal 2006 as a result of valuing the convertible notes using the Monte Carlo simulation model. The revised financial information for fiscal 2006 will include a restated Balance Sheet as of December 31, 2006 and a restated Statement of Operations for 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARADIGM MEDICAL INDUSTRIES, INC.
                                                 (Registrant)



Date: May 16, 2008.                    By: /s/ Raymond P.L. Cannefax
                                           -------------------------------------
                                           Raymond P.L. Cannefax
                                           President and Chief Executive Officer




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